Capital management	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Capital management
42.	Capital management
The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt. The Group monitors capital on the basis of the liabilities to assets ratio. Total capital is shown as “Equity” in the consolidated statements of financial position, which is also equal to total assets minus total liabilities.
The liabilities to assets ratio at December 31, 2020 and 2021 were as follows:

	December 31, 2020	December 31, 2021
	NT$000	NT$000
Total liabilities	14,364,975	18,380,369
Total assets	35,080,814	42,522,584

Liabilities to assets ratio	40.95%	43.22%